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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): December 29, 2000


                              The LTV Corporation
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             (Exact Name of Registrant as Specified in its Charter)



          Delaware                     1-4368                    75-1070950
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(State or other Jurisdiction    (Commission File No.)        (I.R.S. Employer
     of Incorporation)                                      Identification No.)



  200 Public Square
  Cleveland, Ohio                                       44114-2308
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(Address of Principal                                   (Zip Code)
  Executive Offices)



Registrant's telephone number, including area code:      (216) 622-5000
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                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On December 29, 2000, The LTV Corporation and 48 of its direct and indirect subsidiaries (the "Debtors") filed voluntary petitions under Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division (the "Chapter 11 Cases").

         The Chapter 11 Cases have been assigned to Judge William T. Bodoh and designated as Case No. 00-43866. The Chapter 11 Cases have been consolidated for procedural purposes only and are being administered jointly pursuant to an order entered on December 29, 2000. Each of the Debtors continues to operate its business and manage its property as debtor-in-possession pursuant to section 1107 and 1108 of the Bankruptcy Code.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            The LTV Corporation
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                                               (Registrant)

Date:  January 15, 2001                     By:   /s/ Glenn J. Moran
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                                                  Glenn J. Moran
                                                  Senior Vice President,
                                                  General Counsel and Secretary